Federated Government Ultrashort Duration Fund
A Portfolio of Federated Institutional Trust
CLASS A SHARES (TICKER FGUAX)
INSTITUTIONAL SHARES (TICKER FGUSX)
SERVICE SHARES (TICKER FEUSX)

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 2012
Under the heading entitled “ How is the Fund Sold?,” please delete the second paragraph in the sub-section entitled “A Class” and replace it with the following:
“A shareholder in the Fund's A class may convert their Shares into the IS or SS class of the Fund if the shareholder meets the IS or SS class eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.”
April 4, 2013
Federated Government Ultrashort Duration Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451592 (3/13)